Mortgage Pass-Through Certificates, Series 1998-1

           $100,027,563 Class A-1 Certificates 6.70% Pass-Through Rate $25,002,775 Class A-2 Certificates 6.98% Pass-Through Rate

                              Equity One ABS, Inc.
                                    Depositor

                                Equity One, Inc.
                                    Servicer


                             UNDERWRITING AGREEMENT

                                                               November 20, 1998


Salomon Smith Barney Inc
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

Equity One ABS Inc., a Delaware corporation ("Depositor"), a wholly owned subsidiary of Equity One, Inc., a Delaware corporation ("Equity One"), proposes to sell $125,030,338 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1998-1, of the classes described in Schedule I hereto (the "Certificates") to be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be dated as of November 30, 1998 (the "Cut-Off Date"), among the Depositor, Equity One, as seller and servicer, The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee"), and each of the other Sellers named therein, and proposes to sell the Certificates to you (the "Underwriter"). The assets of the Trust Fund will include, among other things, a pool of fixed-rate mortgage loans (the "Loans") secured primarily by first liens on one-to-four family dwellings, units in condominium developments and mixed-use properties. The Certificates are described more fully in a registration statement which the Depositor has furnished to you. This is to confirm the arrangements with respect to your purchase of the Certificates. To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

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REPRESENTATIONS AND WARRANTIES. EACH OF THE DEPOSITOR AND EQUITY ONE REPRESENTS
AND WARRANTS TO, AND AGREES WITH, THE UNDERWRITER AS SET FORTH BELOW IN THIS
SECTION 1. CERTAIN TERMS USED IN THIS SECTION 1 ARE DEFINED IN PARAGRAPH (C) HEREOF.

The Depositor meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file no. 333-24599), including a related preliminary basic prospectus and a preliminary prospectus supplement, on Form S-3 for the registration under the Act of the offering and sale of asset-backed securities, including the Certificates. The Depositor may have filed one or more amendments thereto, including a preliminary basic prospectus and preliminary prospectus supplement, each of which has previously been furnished to you. The Depositor will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment thereto (including the form of final basic prospectus and final prospectus supplement), (ii) after effectiveness of such registration statement, a final basic prospectus and a final prospectus supplement relating to the Certificates in accordance with Rules 430A and 424(b)(1) or (4) or (iii) a final basic prospectus and final prospectus supplement relating to the Certificates in accordance with Rules 415 and 424(b)(2) or (5). In the case of clauses (ii) and (iii) above, the Depositor has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Certificates and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, as the case may be, shall include all Rule 430A Information together with all other such required information with respect to the Certificates and the offering thereof and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary basic prospectus and preliminary prospectus supplement, if any, that have previously been furnished to you) as the Depositor has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified in Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date (as defined in Section 3 below) the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to

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

state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Depositor nor Equity One makes any representations or warranties as to the information contained in or omitted from (x) the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of the Underwriter specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto) and
(y) any Derived Information set forth in the Computational Materials (each as defined in Section 9 below), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Final Prospectus (or any amendment thereof or supplement thereto) except to the extent such Derived Information results from an error or omission in any Seller-Provided Information (as defined in Section 9 below).

For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. Such registration statement, as amended at the Effective Time, including all information deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, the exhibits thereto and any material and documents incorporated by reference therein, is hereinafter referred to as the "Registration Statement." "Basic Prospectus" shall mean the basic prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date; provided, that, if the Basic Prospectus used in connection with any Preliminary Prospectus Supplement or the Final Prospectus shall differ from the Basic Prospectus contained in the Registration Statement at the Effective Date, then "Basic Prospectus" shall mean the Basic Prospectus included with such Preliminary Prospectus Supplement or the Final Prospectus, as filed pursuant to Rule 424(b). "Preliminary Prospectus Supplement" shall mean a preliminary prospectus supplement, if any, to the Basic Prospectus which describes the Certificates and the offering thereof and is used prior to the filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Certificates that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if no filing pursuant to Rule 424(b) is required, shall mean the prospectus supplement relating to the Certificates, including the Basic Prospectus, included in the Registration Statement at the Effective Date including in each such case any material and documents incorporated by reference therein. "Rule 430A Information" means information with respect to the Certificates and the offering of the Certificates permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, any Preliminary Prospectus Supplement or the Final Prospectus shall be deemed to refer to and include the material and documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on

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

or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, such Preliminary Prospectus Supplement or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Basic Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required to be obtained or made by Equity One, the Depositor or any Seller for the consummation of the transactions contemplated by this Agreement except such as have been obtained, made under the Act or as may be required under state securities laws.

None of Equity One, the Depositor or any Seller is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties is bound that would have a material adverse effect on the transactions contemplated herein or in the Pooling and Servicing Agreement. The execution, delivery and performance of this Agreement and the Pooling and Servicing Agreement and the issuance and sale of the Certificates and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over any of Equity One, the Depositor or any Seller or any of their properties or any agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject or the charter or by-laws of any of them, and each of them has full power and authority to authorize, issue and sell the Loans and the Certificates as contemplated by this Agreement and to enter into this Agreement and the Pooling and Servicing Agreement.

The computer tape of the Loans created as of November 30, 1998 and made available to you by Equity One and the Depositor, was complete and accurate as of the date thereof and includes a description of the Loans that are described in a schedule to the Pooling and Servicing Agreement.

This Agreement has been duly authorized, executed and delivered by each of Equity One and the Depositor.

Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement and the Pooling and Servicing Agreement or the execution, delivery and sale of the Certificates have been or will be paid at or prior to the Closing Date, to the extent then due and payable.

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

Immediately prior to the assignment of the Loans to the Trustee as contemplated by the Pooling and Servicing Agreement, the Depositor (i) will have good title to, and will be the sole owner of, each Loan and the other property purported to be transferred by it to the Trustee pursuant to the Pooling and Servicing Agreement free and clear of any pledge, mortgage, lien, security interest or other encumbrance (collectively, "Liens"), (ii) will not have assigned to any person any of its right, title or interest in such Loans or property or in the Mortgage Loan Purchase Agreement and (iii) will have the power and authority to sell such Loans and property to the Trustee, and upon the execution and delivery of the Pooling and Servicing Agreement by the Trustee, on behalf of the Certificateholders, the Trustee will have acquired all of the Depositor's right, title and interest in and to such Loans and property free and clear of any Lien.

All actions required to be taken by the Depositor and Equity One as a condition to the offer and sale of the Certificates as described herein or the consummation of any of the transactions described in the Final Prospectus have been or, prior to the Closing Date, will be taken.

The representations and warranties of each of the Sellers, the Depositor and Equity One in (or incorporated in) the Pooling and Servicing Agreement and made in any Officers' Certificate of the Sellers, the Depositor or Equity One delivered pursuant to the Pooling and Servicing Agreement, will be true and correct at the time made and on and as of the Closing Date as if set forth herein.

The Loans conveyed to the Trust Fund had aggregate outstanding balances determined as of the Cut-off Date in the amount set forth in the Final Prospectus.

None of the Depositor, Equity One or any Seller will grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Loans, except as provided in the Pooling and Servicing Agreement, and each will take all action necessary in order to maintain the security interest in the Loans granted pursuant to the Pooling and Servicing Agreement.

There are no actions, proceedings or investigations pending, or to the best knowledge of either the Depositor or Equity One, threatened against the Sellers, the Depositor or Equity One before any court or before any governmental authority, arbitration board or tribunal which, if adversely determined, could materially and adversely affect, either in the individual or in the aggregate, the financial position, business, operations or prospects of the Depositor or Equity One.

Under generally accepted accounting principles, each Seller will record its transfer of the Loans to the Depositor pursuant to the Pooling and Servicing Agreement as a sale of the Loans.

PURCHASE AND SALE. SUBJECT TO THE TERMS AND CONDITIONS AND IN RELIANCE UPON THE REPRESENTATIONS AND WARRANTIES HEREIN SET FORTH, THE DEPOSITOR AGREES TO SELL TO THE UNDERWRITER, AND THE UNDERWRITER AGREES TO PURCHASE FROM THE DEPOSITOR, $125,030,338

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

AGGREGATE PRINCIPAL AMOUNT OF THE CERTIFICATES, IN THE PRINCIPAL AMOUNTS AND AT THE PURCHASE PRICES SET FORTH IN SCHEDULE I HERETO.

DELIVERY AND PAYMENT. DELIVERY OF AND PAYMENT FOR THE CERTIFICATES SHALL BE MADE AT 10:00 A.M. NEW YORK TIME, ON DECEMBER 9, 1998, AT THE OFFICES OF STRADLEY, RONON, STEVENS & YOUNG, LLP, 2600 COMMERCE SQUARE, PHILADELPHIA, PENNSYLVANIA 19103, OR SUCH LATER TIME OR DATE NOT LATER THAN FIVE BUSINESS DAYS THEREAFTER AS THE UNDERWRITER SHALL DESIGNATE (SUCH DATE AND TIME OF DELIVERY AND PAYMENT FOR THE CERTIFICATES BEING HEREIN CALLED THE "CLOSING DATE"). DELIVERY OF 2
(TWO) GLOBAL CERTIFICATES, EACH CERTIFICATE EVIDENCING THE FULL PRINCIPAL AMOUNT OF EACH OF THE CLASSES OF THE CERTIFICATES, SHALL BE MADE TO THE UNDERWRITER, AGAINST PAYMENT BY THE UNDERWRITER OF THE PURCHASE PRICE THEREOF TO THE DEPOSITOR BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS. THE GLOBAL CERTIFICATES TO BE SO DELIVERED TO THE UNDERWRITER SHALL BE REGISTERED IN THE NAME OF CEDE & CO., AS NOMINEE FOR THE DEPOSITORY TRUST COMPANY ("DTC"). THE INTEREST OF BENEFICIAL OWNERS OF THE CERTIFICATES WILL BE REPRESENTED BY BOOK ENTRIES ON THE RECORDS OF DTC AND PARTICIPATING MEMBERS THEREOF. DEFINITIVE CERTIFICATES EVIDENCING THE CERTIFICATES WILL BE AVAILABLE ONLY UNDER LIMITED CIRCUMSTANCES.

The Depositor agrees to have the Certificates available for inspection, checking and packaging by the Underwriter in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

OFFERING BY UNDERWRITER. IT IS UNDERSTOOD THAT THE UNDERWRITER PROPOSES TO OFFER THE CERTIFICATES FOR SALE TO THE PUBLIC (WHICH MAY INCLUDE SELECTED DEALERS) AS SET FORTH IN THE FINAL PROSPECTUS.

AGREEMENTS. EACH OF EQUITY ONE AND THE DEPOSITOR AGREES WITH THE UNDERWRITER
THAT:

The Depositor will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Certificates, the Depositor will not file any amendment of the Registration Statement or supplement to the Final Prospectus or any Preliminary Prospectus Supplement unless the Depositor has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Depositor will cause the Final Prospectus,

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

properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Depositor will promptly advise the Underwriter (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Depositor or the Trust of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Depositor promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

The Depositor will furnish to the Underwriter and counsel for the Underwriter, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriter or a dealer may be required by the Act, as many copies of any Preliminary Prospectus Supplement and the Final Prospectus and any supplement thereto as the Underwriter may reasonably request. The Depositor will pay the expenses of printing or other production of all documents relating to the offering.

The Depositor will cooperate, when and if requested by the Underwriter at Depositor's sole expense, in the qualification of the Certificates for sale under the laws of such jurisdictions as the Underwriter may designate and will maintain such qualifications in effect so long as required for the distribution of the Certificates; provided, however, that the Depositor shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

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The Depositor will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 under the Act.

As soon as practicable, the Depositor will cause the Trust Fund to make generally available to the Certificateholders and to the Underwriter an earnings statement or statements of the Trust Fund which will satisfy the provisions of
Section 11(a) of the Act and will satisfy the requirements of Rule 158.

The Depositor will cause any Computational Materials (as defined in Section 9 hereof) with respect to the Certificates which are delivered by an Underwriter to the Depositor pursuant to Section 9 hereof to be filed with the Commission on a Current Report on Form 8-K on or before the date of the filing of the Final Prospectus pursuant to Rule 424.

The Depositor and Equity One will cooperate with the Underwriter and use their best efforts to permit the Offered Certificates to be eligible for clearance and settlement through The Depository Trust Company.

For a period from the date of this Agreement until the retirement of the Certificates, the Servicer will deliver to you the monthly servicing report, the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee.

So long as any of the Certificates is outstanding, Equity One will furnish to you (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to holders of Certificates or filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and (ii) from time to time, any other information concerning Equity One or the Depositor filed with any government or regulatory authority that is otherwise publicly available, as you may reasonably request.

To the extent, if any, that the rating provided with respect to the Certificates by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P" and together with Moody's, the "Rating Agencies") is conditional upon the furnishing of documents or the taking of any actions by the Depositor, the Depositor shall furnish such documents and take such actions.

Until 30 days following the Closing Date, neither the Depositor nor any trust or other entity originated, directly or indirectly, by the Depositor or Equity One will, without the prior written consent of the Underwriter, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities collateralized by mortgage loans (other than the Certificates).

CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITER. THE OBLIGATIONS OF THE UNDERWRITER TO PURCHASE THE CERTIFICATES SHALL BE SUBJECT TO THE ACCURACY OF THE REPRESENTATIONS AND WARRANTIES ON THE PART OF EQUITY ONE AND THE DEPOSITOR CONTAINED HEREIN AS OF THE EXECUTION TIME AND THE CLOSING DATE,

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TO THE ACCURACY OF THE STATEMENTS OF EQUITY ONE AND THE DEPOSITOR MADE IN ANY
CERTIFICATES PURSUANT TO THE PROVISIONS HEREOF, TO THE PERFORMANCE BY EACH OF EQUITY ONE AND THE DEPOSITOR OF ITS OBLIGATIONS HEREUNDER AND TO THE FOLLOWING ADDITIONAL CONDITIONS:

If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriter agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

The Underwriter shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel for Equity One and the Depositor, dated the Closing Date, to the effect that:

Each of the Depositor and Equity One is a corporation duly organized and validly existing under the laws of the state of its incorporation with all corporate power and authority necessary to own or hold its properties, to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement and is duly qualified to do business where its ownership or lease of property or the conduct of its business requires such qualification.

The Pooling and Servicing Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding instrument enforceable against each of the Depositor and Equity One in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect) (such opinion may also state that the enforceability of the obligations of Equity One and the Depositor is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

The Certificates and the Class R Certificates have been duly authorized and, when executed and authenticated in accordance with the provisions of the Pooling and Servicing Agreement and delivered to and paid for by the Underwriter pursuant to this Agreement, will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Equity One, the Depositor, any Seller or any of their subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the

                                       9

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Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required.

The Certificates and the Pooling and Servicing Agreement conform in all material respects to the descriptions thereof contained in the Registration Statement and the Final Prospectus.

The Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Prospectus Supplement, and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than Computational Materials, the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, at the date thereof or at the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than Computational Materials, the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion).

This Agreement has been duly authorized, executed and delivered by Equity One and the Depositor.

The statements in the Registration Statement and the Final Prospectus under the headings "Summary of Terms Federal Income Tax Consequences", "Federal Income Tax Consequences" and "ERISA Considerations" in the prospectus supplement and "Summary of Terms--Federal Income Tax Consequences", "Summary of Terms--ERISA Considerations", "Federal Income Tax Consequences", "State Tax Consequences" and "ERISA Considerations" in the basic prospectus, to the extent that they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects.

The statements in the Final Prospectus under the headings "Risk Factors--Certain Other Legal Aspects of the Loans" and "Certain Legal Aspects of the Loans" in the basic prospectus, to the extent that they constitute matters of law or legal conclusions with respect thereto, provide a fair and accurate summary of such law or conclusions.

The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Depositor nor the Trust Fund is required to be registered under the Investment Company Act of 1940, as amended.

The trust fund as described in the Final Prospectus and the Pooling and Servicing Agreement will qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of

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Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), the
Certificates will be treated as "regular interests" in such REMIC and the Class R Certificates will be treated as the single class of "residual interests" in such REMIC, assuming: (i) an election is made to treat the trust funds as a REMIC, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act, such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Certificates by the Underwriter, and such other approvals (specified in such opinion) as have been obtained.

Neither the execution and delivery of the Pooling and Servicing Agreement, the issue and sale of the Certificates, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Pooling and Servicing Agreement will conflict with, result in a breach of, or constitute a default under the charter or by-laws of Equity One or the Depositor or the terms of any indenture or other agreement or instrument known to such counsel and to which Equity One or the Depositor is a party or bound, or, to the knowledge of such counsel, any law, order or regulation applicable to Equity One, or the Depositor of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Equity One or the Depositor.

To the best knowledge of such counsel and except as set forth in the Prospectus, no default exists and no event has occurred which, with notice, lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any agreement to which the Depositor is a party or by which it is bound, which default is or would have a material adverse effect on the financial condition, earnings, prospects, business or properties of the Depositor, taken as a whole;

To the best knowledge of such counsel, the Depositor has obtained all material licenses, permits and other governmental authorizations that are necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect, and the Depositor is in all material respects complying therewith; and the Depositor is otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which it is subject, except where non-compliance would not have a material adverse effect on the Depositor;

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Commonwealth of Pennsylvania, the State of Delaware, the State of New Jersey or the United States, to the extent deemed proper by such counsel and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable by such counsel and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent deemed proper by such counsel, on certificates of responsible officers of Equity One, the Depositor, the Sellers and the other parties to this Agreement and the Pooling and Servicing Agreement, and of public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

The Underwriter shall have received from Brown & Wood LLP, counsel for the Underwriter, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Certificates, the Pooling and Servicing Agreement, this Agreement, the Registration Statement, the Final Prospectus and other related matters as the Underwriter may reasonably require, and shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

The Underwriter shall have received from PricewaterhouseCoopers LLP, certified public accountants, two letters, one such letter dated the date hereof and satisfactory in form and substance to the Underwriter and its counsel, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Final Prospectus, agrees with the provisions of the Pooling and Servicing Agreement and the records of Equity One and the Sellers, and the other such letter dated the Closing Date and satisfactory in form and substance to the Underwriter and its counsel, confirming that the first such letter remains true as of the Closing Date.

The representations and warranties in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Underwriter shall have been furnished a certificate of each of Equity One and the Depositor, signed by the Chairman of the Board or the President and by the principal financial or accounting officer of Equity One and the Depositor, respectively, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

the representations and warranties of Equity One and the Depositor in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect, as if made on the Closing Date, and each of Equity One and the Depositor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to such officer's knowledge, threatened; and

since the date of Equity One's most recent audited financial statements, there has been no material adverse change, or any development respecting a prospective change, in the condition (financial or other) of Equity One, the Depositor or any Seller, whether or not arising from transactions in the ordinary course of business.

Prior to the Closing Date, Equity One, the Depositor, and each Seller shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

The Certificates have been given the rating of AAA by Standard & Poor's and Aaa by Moody's.

The Underwriter shall have received from counsel to the Trustee an opinion, dated the Closing Date and satisfactory in form and substance to the Underwriter and its counsel to the effect that:

the Trustee is duly organized and validly existing as a New York banking corporation with the power and authority under the laws of New York to conduct business and affairs as a trustee;

the Trustee has the corporate power and lawful authority to perform the duties and obligation of trustee under, to act as successor Servicer upon the terms and conditions set forth in, and to accept the trust contemplated by, the Pooling and Servicing Agreement;

the Pooling and Servicing Agreement has been duly authorized, executed, delivered and accepted by the Trustee, and the Pooling and Servicing Agreement is a legal, valid and binding obligation enforceable against the Trustee in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization and other laws affecting creditors' rights generally from time to time in effect) (such opinion may also state that the enforceability of the Trustee's obligations is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law));

the Certificates have been duly authenticated by the Trustee; and

neither the execution nor delivery by the Trustee of the Pooling and Servicing Agreement nor the consummation of any of the transactions contemplated thereby require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Trustee.

The Underwriter shall have received such opinions, addressed to the Underwriter and dated the Closing Date, as are delivered to the Rating Agencies.

The Underwriter shall have received an opinion from Stradley, Ronon, Stevens & Young, LLP, counsel for Equity One and the Depositor, dated the Closing Date and satisfactory in form and substance to the Underwriter regarding the true-sale of the Loans by the Sellers to the Depositor and by the Depositor to the Trustee, for the benefit of Certificateholders.

The Underwriter shall have received an opinion from counsel for Equity One and the Depositor, dated the Closing Date and satisfactory in form and substance to the Underwriter regarding substantive consolidation.

The Underwriter shall have received an opinion from Counsel to the Insurer, dated the Closing Date and satisfactory in form and substance to the Underwriter, addressed to the Underwriter and the Trustee.

The Underwriter shall have received a fully executed Insurance Agreement by and among Equity One, the Depositor and the Insurer, dated as of December 1, 1998 (the "Insurance Agreement"), and all representations and warranties thereunder or made pursuant thereto shall be true and correct, and the Depositor shall have performed its obligations thereunder.

The Policy relating to the Certificates shall have been duly executed and issued at or prior to the Closing Date and shall conform in all material respects to the description thereof in the Final Prospectus.

Subsequent to the Execution Time, there shall not have been any reduction or withdrawal by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) of the current rating of any securities issued or originated by the Depositor or Equity One or any notice given of any intended or potential reduction in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus and the date of the most recent audited financial statements of Equity One, there shall not have been any change, or any development involving a prospective change, which has not been disclosed to the Underwriter on or before the date hereof in or affecting the condition, financial or otherwise, of Equity One, the Depositor or any Seller the effect of which is, in the reasonable judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Certificates as contemplated by the Registration Statement and the Final Prospectus.

If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Depositor and Equity One in writing or by telephone or telegraph confirmed in writing.

REIMBURSEMENT OF UNDERWRITER'S EXPENSES. IF THE SALE OF THE CERTIFICATES PROVIDED FOR HEREIN IS NOT CONSUMMATED BECAUSE ANY CONDITION TO THE OBLIGATIONS OF THE UNDERWRITER SET FORTH IN SECTION 6 HEREOF IS NOT SATISFIED, BECAUSE OF ANY TERMINATION PURSUANT TO SECTION 10 HEREOF OR BECAUSE OF ANY REFUSAL, INABILITY OR FAILURE ON THE PART OF EQUITY ONE OR THE DEPOSITOR TO PERFORM ANY AGREEMENT HEREIN OR COMPLY WITH ANY PROVISION HEREOF OTHER THAN BY REASON OF A DEFAULT BY THE UNDERWRITER, THE DEPOSITOR WILL REIMBURSE THE UNDERWRITER UPON DEMAND FOR ALL OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE FEES AND DISBURSEMENTS OF COUNSEL) THAT SHALL HAVE BEEN INCURRED BY IT IN

CONNECTION WITH THE PROPOSED PURCHASE AND SALE OF THE CERTIFICATES.

INDEMNIFICATION AND CONTRIBUTION. 1) EQUITY ONE AND THE DEPOSITOR, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY AND HOLD HARMLESS THE UNDERWRITER AND EACH PERSON WHO CONTROLS THE UNDERWRITER WITHIN THE MEANING OF EITHER THE ACT OR THE EXCHANGE ACT AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES OR LIABILITIES, JOINT OR SEVERAL, TO WHICH THEY OR ANY OF THEM MAY BECOME SUBJECT UNDER THE ACT, THE EXCHANGE ACT OR OTHER FEDERAL OR STATE STATUTORY LAW OR REGULATION, AT COMMON LAW OR OTHERWISE, INSOFAR AS SUCH LOSSES, CLAIMS, DAMAGES OR LIABILITIES (OR ACTIONS IN RESPECT THEREOF) ARISE OUT OF OR ARE BASED UPON ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN THE REGISTRATION STATEMENT, THE BASIC PROSPECTUS, ANY PRELIMINARY PROSPECTUS SUPPLEMENT OR THE FINAL PROSPECTUS, OR IN ANY AMENDMENT THEREOF OR SUPPLEMENT THERETO, OR ARISE OUT OF OR ARE BASED UPON THE OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING, AND AGREES TO REIMBURSE EACH SUCH INDEMNIFIED PARTY, AS INCURRED, FOR ANY LEGAL OR OTHER EXPENSES REASONABLY INCURRED BY THEM IN CONNECTION WITH INVESTIGATING OR DEFENDING ANY SUCH LOSS, CLAIM, DAMAGE, LIABILITY OR ACTION; PROVIDED, HOWEVER, THAT (I) NEITHER EQUITY ONE NOR THE DEPOSITOR WILL BE LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH LOSS, CLAIM, DAMAGE OR LIABILITY ARISES OUT OF OR IS BASED UPON ANY SUCH UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE (X) THEREIN IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO THE DEPOSITOR BY THE UNDERWRITER SPECIFICALLY FOR INCLUSION THEREIN, OR (Y) IN ANY DERIVED INFORMATION (AS DEFINED IN SECTION 9 BELOW) INCLUDED BY THE UNDERWRITER IN ANY COMPUTATIONAL MATERIALS PROVIDED BY THE UNDERWRITER TO THE DEPOSITOR OR ANY AMENDMENT OR SUPPLEMENT THEREOF UNLESS SUCH UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE IN ANY DERIVED INFORMATION RESULTS FROM AN ERROR OR OMISSION IN ANY SELLER-PROVIDED INFORMATION (AS DEFINED HEREIN), AND (II) SUCH INDEMNITY WITH RESPECT TO ANY PRELIMINARY PROSPECTUS SUPPLEMENT OR COMPUTATIONAL MATERIALS SHALL NOT INURE TO THE BENEFIT OF THE UNDERWRITER (OR ANY PERSON CONTROLLING THE UNDERWRITER) FROM WHOM THE PERSON ASSERTING ANY SUCH LOSS, CLAIM, DAMAGE OR LIABILITY PURCHASED THE CERTIFICATES WHICH ARE THE SUBJECT THEREOF IF SUCH PERSON DID NOT RECEIVE A COPY OF THE FINAL PROSPECTUS (OR THE FINAL PROSPECTUS AS SUPPLEMENTED) AT OR PRIOR TO THE CONFIRMATION OF THE SALE OF SUCH CERTIFICATES TO

SUCH PERSON IN ANY CASE WHERE SUCH DELIVERY IS REQUIRED BY THE ACT AND THE UNTRUE STATEMENT OR OMISSION OF A MATERIAL FACT CONTAINED IN THE PRELIMINARY PROSPECTUS SUPPLEMENT WAS CORRECTED IN THE FINAL PROSPECTUS (OR THE FINAL PROSPECTUS AS SUPPLEMENTED). THIS INDEMNITY AGREEMENT WILL BE IN ADDITION TO ANY LIABILITY WHICH EQUITY ONE OR THE DEPOSITOR MAY OTHERWISE HAVE.

The Underwriter agrees to indemnify and hold harmless Equity One and the Depositor, each of their respective directors, each of their respective officers who signs the Registration Statement, and each person who controls Equity One or the Depositor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from Equity One and the Depositor to the Underwriter, but only with reference to (x) written information relating to the Underwriter furnished to the Depositor by the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity or (y) any Derived Information included by the Underwriter in any Computational Materials provided by the Underwriter to the Depositor or any amendment or supplement thereof; provided, however that the indemnity with respect to clause (y) above shall not apply to any untrue statement or alleged untrue statement or omission or alleged omission made in any Derived Information that results from an error or omission in any Seller-Provided Information. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. For the purpose of clause (x) of this indemnity, Equity One and the Depositor acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus Supplement or the Final Prospectus constitute the only information furnished in writing by the Underwriter for inclusion in the documents referred to in the foregoing indemnity, and you, as the Underwriter, confirm that such statements are correct.

Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriter in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from Equity One or the Depositor on grounds of policy or otherwise, Equity One and the Depositor, on the one hand, and the Underwriter, on the other, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which Equity One and the Depositor, on the one hand, and the Underwriter, on the other, may be subject in such proportion so that the Underwriter is responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Certificates, and Equity One and the Depositor are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriter within the meaning of the Act shall have the same rights to contribution as the Underwriter, and each person who controls Equity One or the Depositor within the meaning of either the Act or the Exchange Act, each officer of Equity One or the Depositor and each director of Equity One or the Depositor shall have the same rights to contribution as Equity One and the Depositor, subject in each case to the proviso to the first sentence of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

COMPUTATIONAL MATERIALS. IT IS UNDERSTOOD THAT THE UNDERWRITER MAY PROVIDE TO PROSPECTIVE INVESTORS CERTAIN COMPUTATIONAL MATERIALS AND ABS TERM SHEETS IN CONNECTION WITH YOUR OFFERING OF THE CERTIFICATES, SUBJECT TO THE FOLLOWING
CONDITIONS:

The Underwriter shall comply with all applicable laws and regulations in connection with the use of Computational Materials, including the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994 (collectively, the "Kidder/PSA Letter"), as well as the PSA Letter referred to below. The Underwriter shall comply with all applicable laws and regulations in connection with the use of ABS Term Sheets, including the No Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters").

For purposes hereof, "Computational Materials" as used herein shall have the meaning given such term in the No-Action Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by or at the direction of the Underwriter. For purposes hereof, "ABS Term Sheets" and "Collateral Term Sheets" as used herein shall have the meanings given such terms in the PSA Letter but shall include only those ABS Term Sheets or Collateral Term Sheets that have been prepared or delivered to prospective investors by or at the direction of the Underwriter.

a) All Computational Materials and ABS Term Sheets provided to prospective investors that are required to be filed with the Commission pursuant to the No-Action Letters shall bear a legend on each page including the following statement:

     "THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION."

In the case of Collateral Term Sheets, such legend shall also include the following statement:

     "THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND [EXCEPT WITH RESPECT TO THE INITIAL COLLATERAL TERM SHEET] SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY SALOMON SMITH BARNEY INC."

The Depositor shall have the right to require additional specific legends or notations to appear on any Computational Materials or ABS Term Sheets, the right to require changes regarding the use of terminology and the right to determine the types of information appearing therein. Notwithstanding the foregoing, this subsection (c) will be satisfied if all Computational Materials and ABS Term Sheets referred to therein bear a legend in a form previously approved in writing by the Depositor.

The Underwriter shall provide the Depositor with representative forms of all Computational Materials and ABS Term Sheets prior to their first use, to the extent such forms have not previously been approved by the Depositor for use by the Underwriter. The Underwriter shall provide to the Depositor, for filing on Form 8-K, copies (in such format as required by the Depositor) of all Computational Materials and ABS Term Sheets that are required to be filed with the Commission pursuant to the No-Action Letters. The Underwriter may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed. All Computational Materials and ABS Term Sheets described in this subsection (d) must be provided to the Depositor not later than 10:00 a.m. New York time one business day before filing thereof is required pursuant to the terms of this Agreement. The Underwriter agrees that it will not provide to any investor or prospective investor in the Certificates any Computational Materials or ABS Term Sheets on or after the day on which Computational Materials and ABS Term Sheets are required to be provided to the Depositor pursuant to this Section 9(d) (other than copies of Computational Materials or ABS Term Sheets previously submitted to the Depositor in accordance with this Section 9(d) for filing with the Commission), unless such Computational Materials or ABS Term Sheets are preceded or accompanied by the delivery of a Prospectus to such investor or prospective investor.

All information included in the Computational Materials and ABS Term Sheets shall be generated based on substantially the same methodology and assumptions that are used to generate the information in the Prospectus Supplement as set forth therein; provided, however, that the Computational Materials and ABS Term Sheets may include information based on alternative methodologies or assumptions if specified therein. If any Computational Materials or ABS Term Sheets that are required to be filed were based on assumptions with respect to the Loans included in the Trust that differ from the final Pool Information in any material respect or on Certificate structuring terms that were revised in any material respect prior to the printing of the Prospectus, the Underwriter shall prepare revised Computational Materials or ABS Term Sheets, as the case may be, based on the final Pool Information and structuring assumptions, circulate such revised Computational Materials and ABS Term Sheets to all recipients of the preliminary versions thereof that indicated or subsequently indicate orally to the Underwriter they will purchase all or any portion of the Certificates, and include such revised Computational Materials and ABS Term Sheets (marked, "as revised") in the materials delivered to the Depositor pursuant to subsection (d) above. As used herein, "Pool Information" means information with respect to the characteristics of the Loans, as provide by or on behalf of the Depositor to the Underwriter in final form and set forth in the Prospectus Supplement.

The Depositor shall not be obligated to file any Computational Materials or ABS Term Sheets that have been determined to contain any material error or omission; provided, however, that, at the request of the Underwriter, the Depositor will file Computational Materials or ABS Term Sheets that contain a material error or omission if clearly marked "superseded by materials dated _____" and accompanied by corrected Computational Materials or ABS Term Sheets that are marked, "material previously dated _____, as corrected." In the event that, within the period during which the Prospectus relating to the Certificates is required to be delivered under the Act, any Computational Materials or ABS

Term Sheets are determined, in the reasonable judgment of the Depositor or the Underwriter, to contain a material error or omission, the Underwriter shall prepare a corrected version of such Computational Materials or ABS Term Sheets, shall circulate such corrected Computational Materials and ABS Term Sheets to all recipients of the prior versions thereof that either indicated orally to the Underwriter they would purchase all or any portion of the Certificates, or actually purchased all or any portion thereof, and shall deliver copies of such corrected Computational Materials and ABS Term Sheets (marked, "as corrected") to the Depositor for filing with the Commission in a subsequent Form 8-K submission.

The Depositor and the Underwriter shall receive a letter from PricewaterhouseCoopers LLP, certified public accountants, satisfactory in form and substance to the Depositor and the Underwriter, to the effect that such accountants have performed certain specified procedures agreed to by the Depositor and the Underwriter, as a result of which they determined that the specified information that is included in the Computational Materials and ABS Term Sheets (if any) provided by the Underwriter to the Depositor for filing on Form 8-K as provided in this Section 9 has been accurately computed or compiled from the Depositor Provided Information.

If the Underwriter does not provide any Computational Materials or ABS Term Sheets to the Depositor pursuant to subsection (d) above, the Underwriter shall be deemed to have represented, as of the Closing Date, that it did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Certificates that is required to be filed with the Commission in accordance with the No-Action Letters.

In the event of any delay in the delivery by the Underwriter to the Depositor of all Computational Materials and ABS Term Sheets required to be delivered in accordance with subsection (d) above, or in the delivery of the accountant's comfort letter in respect thereof pursuant to Section 9(g), the Depositor shall have the right to delay the release of the Prospectus to investors or to the Underwriter, to delay the Closing Date and to take other appropriate actions in each case as necessary in order to allow the Depositor to comply with its obligation to file the Computational Materials and ABS Term Sheets with the Commission.

For purposes of this Agreement, as to the Underwriter, the term "Derived Information" means such portion, if any, of the information that is:

delivered to the Depositor by the Underwriter pursuant to this Section 9 for filing with the Commission on Form 8-K;

is not contained in the Final Prospectus without taking into account information incorporated therein by reference; and

does not constitute Seller-Provided Information.

"Seller-Provided Information" means any computer tape concerning the assets comprising the Trust Fund and any other information with respect to the Certificates or the Loans furnished to the Underwriter by the Depositor for use as contemplated herein.

TERMINATION. THIS AGREEMENT SHALL BE SUBJECT TO TERMINATION IN THE ABSOLUTE DISCRETION OF THE UNDERWRITER, BY NOTICE GIVEN TO THE DEPOSITOR AND EQUITY ONE PRIOR TO DELIVERY OF AND PAYMENT FOR THE CERTIFICATES, IF PRIOR TO SUCH TIME (I) TRADING IN SECURITIES GENERALLY ON THE NEW YORK STOCK EXCHANGE SHALL HAVE BEEN SUSPENDED OR LIMITED OR MINIMUM PRICES SHALL HAVE BEEN ESTABLISHED ON SUCH EXCHANGE, (II) A BANKING MORATORIUM SHALL HAVE BEEN DECLARED EITHER BY FEDERAL OR NEW YORK STATE AUTHORITIES OR (III) THERE SHALL HAVE OCCURRED ANY OUTBREAK OR MATERIAL ESCALATION OF HOSTILITIES, DECLARATION BY THE UNITED STATES OF A NATIONAL EMERGENCY OR WAR OR OTHER CALAMITY OR CRISIS THE EFFECT OF WHICH ON THE FINANCIAL MARKETS OF THE UNITED STATES IS SUCH AS TO MAKE IT, IN THE JUDGMENT OF THE UNDERWRITER, IMPRACTICABLE OR INADVISABLE TO PROCEED WITH THE OFFERING OR DELIVERY OF THE CERTIFICATES AS CONTEMPLATED BY THE FINAL PROSPECTUS (EXCLUSIVE OF ANY SUPPLEMENT THERETO).

REPRESENTATIONS AND INDEMNITIES TO SURVIVE. THE RESPECTIVE AGREEMENTS, REPRESENTATIONS, WARRANTIES, INDEMNITIES AND OTHER STATEMENTS OF EQUITY ONE OR THE DEPOSITOR OR THEIR RESPECTIVE OFFICERS AND OF THE UNDERWRITER SET FORTH IN OR MADE PURSUANT TO THIS AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT, REGARDLESS OF ANY INVESTIGATION MADE BY OR ON BEHALF OF THE UNDERWRITER, EQUITY ONE OR THE DEPOSITOR OR ANY OF THE OFFICERS, DIRECTORS OR CONTROLLING PERSONS REFERRED TO IN SECTION 8 HEREOF, AND WILL SURVIVE DELIVERY OF AND PAYMENT FOR THE CERTIFICATES. THE PROVISIONS OF SECTIONS 7 AND 8 HEREOF SHALL SURVIVE THE TERMINATION OR CANCELLATION OF THIS AGREEMENT.

NOTICES. ALL COMMUNICATIONS HEREUNDER WILL BE IN WRITING AND EFFECTIVE ONLY ON RECEIPT, AND, IF SENT TO THE UNDERWRITER, WILL BE MAILED, DELIVERED OR TELEGRAPHED AND CONFIRMED TO SALOMON SMITH BARNEY INC, SEVEN WORLD TRADE CENTER, NEW YORK, NEW YORK 10048; OR, IF SENT TO THE DEPOSITOR OR EQUITY ONE, WILL BE MAILED, DELIVERED OR TELEGRAPHED AND CONFIRMED TO EQUITY ONE AT EQUITY ONE, INC., 523 FELLOWSHIP ROAD, SUITE 220, MT. LAUREL, NEW JERSEY 08054, ATTENTION:
TREASURER, AND TO THE DEPOSITOR AT 103 SPRINGER BUILDING, 3411 SILVERSIDE ROAD, WILMINGTON, DELAWARE 19810, ATTENTION: TREASURER.

SUCCESSORS. THIS AGREEMENT WILL INURE TO THE BENEFIT OF AND BE BINDING UPON THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS

AND THE OFFICERS AND DIRECTORS AND CONTROLLING PERSONS REFERRED TO IN SECTION 8 HEREOF, AND NO OTHER PERSON WILL HAVE ANY RIGHT OR OBLIGATION HEREUNDER.

APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, EACH OF WHICH WILL BE DEEMED TO BE AN ORIGINAL, BUT ALL SUCH COUNTERPARTS WILL TOGETHER CONSTITUTE ONE AND THE SAME AGREEMENT.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among Equity One, the Depositor and the Underwriter.

                                        Very truly yours,


                                        EQUITY ONE ABS, INC.


                                        By: /s/ John N. Martella
                                            ------------------------------------
                                            Name:  John N. Martella
                                            Title:  Vice President



                                        EQUITY ONE, INC.


                                        By: /s/ John N. Martella
                                            ------------------------------------
                                            Name:  John N. Martella
                                            Title:  Executive Vice President


The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written

SALOMON SMITH BARNEY INC


By: /s/ Paul Humphrey
    --------------------------------
    Name:  Paul Humphrey
    Title:  Associate

SCHEDULE I
TO
UNDERWRITING
AGREEMENT



Mortgage Pass-Through
Certificates, Series 1998-1        Principal Amount        Purchase Price
---------------------------        ----------------        --------------

Class A-1                          $100,027,563             99.681977%
Class A-2                          $ 25,002,775             99.694699%


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